      As filed with the Securities and Exchange Commission on June 18, 1999

                                                       Total Number of Pages - 4
                                                   Index to Exhibits at Page - 4

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              ACCRUE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

Delaware                                                     94-3238684
(State of incorporation or organization)                     (IRS Employer
                                                             Identification No.)

48634 Milmont Drive, Fremont, CA                             94538-7353
(Address of principal executive offices)                     (Zip Code)

If this form relates to the registration of      If this form relates to the registration
a class of securities pursuant to Section        of a class of securities pursuant to
12(b) of the Exchange Act and is effective       Section 12(g) of the Exchange Act and is
pursuant to General Instruction A.(c),           effective pursuant to General Instruction
check the following box.       [ ]               A.(d), check the following box.       [X]

               Securities Act registration statement file number
             to which this form relates: 333-79491 (if applicable)

        Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                     Name of each exchange on which
     to be so registered                     each class is to be registered
     -------------------                     ------------------------------

            None                                          None


       Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, par value $0.001
       -----------------------------------------------------------------
                                (Title of Class)

Item 1. Description of Registrant's Securities to be Registered

     Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (SEC File No. 333-79491) (the "Form S-1 Registration Statement").

Item 2. Exhibits

     The following exhibits are filed as a part of this Registration Statement:

     1.* Specimen certificate for Registrant's Common Stock -- incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration
               Statement.

     2.1 Amended and Restated Certificate of Incorporation -- incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration
               Statement.

     2.2       Form of Amended and Restated Certificate of Incorporation (proposed)
               to be filed with the Delaware Secretary of State -- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration
               Statement.

     2.3       Amended and Restated Bylaws -- incorporated herein by reference to
               Exhibit 3.3 to the Form S-1 Registration Statement.

     2.4       Second Amended and Restated Investor Rights Agreement dated
               August 13, 1999 between the Registrant and certain holders of the Registrant's securities -- incorporated herein by reference to
               Exhibit 10.10 to the Form S-1 Registration Statement.

------------
*To be filed by amendment.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: June 17, 1999                     ACCRUE SOFTWARE, INC.


                                        By /s/ Richard D. Kreysar
                                          --------------------------------------
                                           Richard D. Kreysar,
                                           President and Chief Executive Officer

                                INDEX TO EXHIBITS

                                                                                   Sequentially
Exhibit No.                             Description                                Numbered Page
-----------                             -----------                                -------------
   1.*       Specimen certificate for Registrant's Common Stock -- incorporated    Incorporated
             herein by reference to Exhibit 4.1 to the Form S-1 Registration       by reference
             Statement.

   2.1       Amended and Restated Certificate of Incorporation -- incorporated     Incorporated
             herein by reference to Exhibit 3.1 to the Form S-1 Registration       by reference
             Statement.

   2.2       Form of Amended and Restated Certificate of Incorporation (proposed)  Incorporated
             to be filed with the Delaware Secretary of State -- incorporated      by reference
             herein by reference to Exhibit 3.2 to the Form S-1 Registration
             Statement.

   2.3       Amended and Restated Bylaws -- incorporated herein by reference to    Incorporated
             Exhibit 3.3 to the Form S-1 Registration Statement.                   by reference

   2.4       Second Amended and Restated Investor Rights Agreement dated           Incorporated
             August 13, 1999 between the Registrant and certain holders of the     by reference
             Registrant's securities -- incorporated herein by reference to
             Exhibit 10.10 to the Form S-1 Registration Statement.

------------
*To be filed by amendment.